UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    August 7, 2017

AVNET, INC.
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2017, Kevin Moriarty gave notice of his resignation as Senior Vice President and Chief Financial Officer of Avnet, Inc. (the “Company”) and as an officer and/or director of the Company’s subsidiaries.  Mr. Moriarty will resign from such positions effective as of August 18, 2017.  Mr. Moriarty is resigning for personal reasons, and there is no dispute between Mr. Moriarty with respect to any financial reporting matters, compliance or otherwise. The Company issued a press release announcing the management changes, a copy of which is included as Exhibit 99.1.

On August 10, 2017, the Board of Directors of the Company appointed Ken Jacobson, currently the Company’s corporate controller, to serve as Interim Chief Financial Officer effective as of August 19, 2017, while the Company completes a search for a permanent replacement.  In this role, he will serve as the Company’s principal accounting and financial officer.

Mr. Jacobson, age 39, has served as the Company’s corporate controller and vice president of global finance since 2013.  As corporate controller, Mr. Jacobson is responsible for the Company’s external reporting, accounting and financial operations.  He has also supported the Company’s acquisition and capital markets programs.  Prior to joining Avnet, Mr. Jacobson served as the director of external reporting and accounting research for First Solar Inc. (2011-2013), where he led external reporting and provided accounting support for acquisitions and sales of solar power projects.  In addition to his time at Avnet, he has over 12 years of public accounting and industry experience.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibited to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated August 9, 2017 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2017	AVNET, INC.
Registrant

	By:	/s/ Kevin Moriarty
Name: Kevin Moriarty
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 9, 2017 (filed herewith).